                                                                    EXHIBIT 23.5


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-4) and related Prospectus of ERP Operating Limited Partnership for the registration of 620,831 units of limited partnership interest and to the incorporation by reference therein of our reports indicated below with respect to the financial statements indicated below included or incorporated by reference in ERP Operating Limited Partnership's filings as indicated below, filed with the Securities and Exchange Commission.

                                                    Date of
                                                    -------
        Financial Statements                    Auditor's Report                Filing
        --------------------                    ----------------                ------
Consolidated financial statements          February 12, 1997 except         Annual Report on
and schedule of ERP Operating Limited      for Note 19, as to which         Form 10-K
Partnership at December 31,                the date is March 20, 1997
1996 and for the year then ended

Statement of Revenue and Certain           July 17, 1997                    Current Report
Expenses of Cascade at Landmark                                             on Form 8-K
for the year ended December 31,                                             dated August 15,
1996                                                                        1997

Statement of Revenue and Certain           July 2, 1997                     Current Report
Expenses of Sabal Palm Club                                                 on Form 8-K
(formerly known as Post Crossing                                            dated August 15,
(Pompano)) for the year ended                                               1997
December 31, 1996

Statement of Revenue and Certain           July 23, 1997                    Current Report
Expenses of Wood Creek (Pleasant                                            on Form 8-K
Hill) for the year ended December                                           dated August 15,
31, 1996                                                                    1997

Statement of Revenue and Certain           July 25, 1997                    Current Report
Expenses of LaMirage for the year                                           on Form 8-K
ended December 31, 1996                                                     dated August 15,
                                                                            1997

Statement of Revenue and Certain           May 16, 1997                     Current Report
Expenses of Harborview for the                                              on Form 8-K dated
year ended December 31, 1996                                                May 20, 1997


Statement of Revenue and Certain           May 6, 1997                      Current Report
Expenses of Trails at Dominion for                                          on Form 8-K dated
the year ended December 31, 1996                                            May 20, 1997

                                                    Date of
                                                    -------
        Financial Statements                    Auditor's Report                Filing
        --------------------                    ----------------                ------
Statement of Revenue and Certain           May 7, 1997                      Current Report
Expenses of Rincon for the year                                             on Form 8-K dated
ended December 31, 1996                                                     May 20, 1997

Statement of Revenue and Certain           May 12, 1997                     Current Report on
Expenses of Waterford at the Lakes                                          Form 8-K dated
for the year ended December 31,                                             May 20, 1997
1996

Statement of Revenue and Certain           May 16, 1997                     Current Report on
Expenses of Lincoln Harbour for                                             Form 8-K dated
the year ended December 31, 1996                                            May 20, 1997

Combined Statement of Revenue and          May 9, 1997                      Current Report on
Certain Expenses of Knights Castle                                          Form 8-K dated
and Club at the Green for the year                                          May 20, 1997
ended December 31, 1996

Combined Statements of Revenue and         March 25, 1997                   Current Report on
Certain Expenses of the                                                     Form 8-K dated
Zell/Merrill Properties for each                                            May 20, 1997
of the three years in the period
ended December 31, 1996

Combined Statement of Revenue and          May 17, 1996                     Current Report on
Certain Expenses of the 1996                                                Form 8-K, as amended
Acquired Properties and Probable                                            by Form 8-K/A, dated
Properties for the year ended                                               May 23, 1996
December 31, 1995

Combined Statement of Revenue and          November 7, 1996                 Current Report on
Certain Expenses for the 1996                                               Form 8-K, as amended
Acquired Properties for the year                                            by Form 8-K/A, dated
ended December 31, 1995                                                     November 15, 1996







                                                           Ernst & Young LLP

Chicago, Illinois
September 18, 1997